Exhibit 10.1

THIRD AMENDMENT AND CONSENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT AND CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of September 19, 2013, is entered into among ENNIS, INC., a Texas corporation (the “Parent”), each of the other parties listed under the heading “Co-Borrowers” on the signature pages hereto (individually with the Parent referred to herein as a “Co-Borrower” and collectively with the Parent, called the “Co-Borrowers”), the lenders listed on the signature pages hereto (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

BACKGROUND

A. The Co-Borrowers, the Lenders, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of August 18, 2009, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of August 16, 2011 and that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of February 23, 2012 (as amended, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B. Parent or one of its Subsidiaries (collectively, the “Purchasers”), is proposing to enter into an asset purchase agreement with Cenveo Corporation, a Delaware corporation, or one of its Subsidiaries (collectively, the “Sellers”), whereby Purchasers will purchase certain assets of the Sellers for an aggregate purchase price not to exceed $48,500,000 (the “Custom Envelope Group Acquisition”).

C. Pursuant to Section 7.04(c)(iv)(C) of the Credit Agreement, the aggregate consideration for any Acquisition cannot exceed $25,000,000.

D. The Borrower has also requested an amendment to the Credit Agreement.

E. Subject to the terms and conditions of this Third Amendment, the Required Lenders have agreed to (i) consent to the Custom Envelope Group Acquisition, and (ii) make an amendment to the Credit Agreement.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1. AMENDMENT.

(a) Section 7.13(c) of the Credit Agreement is hereby amended to read as follows:

(c) Minimum Consolidated Tangible Net Worth. Permit the Consolidated Tangible Net Worth of the Parent and its Subsidiaries to be less than $100,000,000 plus 25% of Consolidated Net Income commencing with the Parent’s Fiscal Quarter ending

November 30, 2013. As used herein “Consolidated Tangible Net Worth” means for the Parent and its Subsidiaries, on a consolidated basis, as at the end of any Fiscal Quarter, (i) the total amount of all consolidated assets that, in accordance with GAAP, are properly shown as such on the consolidated balance sheet of the Parent and its Subsidiaries as at the end of such Fiscal Quarter, prepared in accordance with GAAP (with Inventory being valued at the lower of cost or market value), after deducting all proper reserves (including reserves for depreciation and amortization), minus (ii) the total amount of all consolidated liabilities of the Parent and its Subsidiaries that, in accordance with GAAP, are properly shown as such on such balance sheet, minus (iii) the total amount of all assets of the Parent and its Subsidiaries that are considered to be intangible assets (including goodwill) in accordance with GAAP.

(b) Exhibit D, the Compliance Certificate, is hereby amended to be in the form of Exhibit D attached to this Third Amendment.

2. CONSENT. Subject to the satisfaction of the conditions of effectiveness set forth in Section 4 hereof and the immediately following proviso, the Lenders hereby consent to the Custom Envelope Group Acquisition; provided that the aggregate consideration for such Acquisition does not exceed $48,500,000 and the Co-Borrowers otherwise comply with all provisions of Section 7.04(c)(iv) of the Credit Agreement other than Section 7.04(c)(iv)(C). This Consent is limited and does not affect any other covenant or provision of the Credit Agreement or any other Loan Document.

3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, each of the Co-Borrowers represents and warrants that, as of the date hereof and after giving effect to the consent set forth in the foregoing Section 2:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) each of the Co-Borrowers has full power and authority to execute and deliver this Third Amendment; and

(d) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person, is required for the execution or delivery by each of the Co-Borrowers of this Third Amendment.

4. CONDITIONS OF EFFECTIVENESS. This Third Amendment shall be effective as of September 19, 2013, subject to the following:

(a) the representations and warranties set forth in Section 3 of this Third Amendment shall be true and correct;

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(b) the Administrative Agent shall have received counterparts of this Third Amendment executed by the Required Lenders;

(c) the Administrative Agent shall have received counterparts of this Third Amendment executed by each of the Co-Borrowers; and

(d) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as the Administrative Agent shall require.

5. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Third Amendment.

(b) Except as expressly set forth herein, this Third Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

6. COSTS AND EXPENSES. The Co-Borrowers shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

7. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Third Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

8. GOVERNING LAW; BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party retains all rights arising under federal law. This Third Amendment shall be binding upon the parties hereto and their respective successors and assigns.

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9. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment and Third Amendment for any other purpose.

10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first above written.

CO-BORROWERS:

ENNIS, INC.

By:	/s/ Richard L. Travis, Jr.
Richard L. Travis, Jr.
Vice President and Chief Financial Officer

Ennis Business Forms of Kansas, Inc.
Connolly Tool and Machine Company
Admore, Inc.
PFC Products, Inc.
Ennis Acquisitions, Inc.
Northstar Computer Forms, Inc.
General Financial Supply, Inc.
Calibrated Forms Co. Inc.
Crabar/GBF, Inc.
Royal Business Forms Inc.
Alstyle Apparel LLC
A and G, Inc.
Alstyle Ensenada LLC
Alstyle Hermosilla LLC
Diaco USA, LLC
Tennessee Business Forms Company
TBF Realty, LLC
Block Graphics, Inc.
Specialized Printed Forms, Inc.
B&D Litho of Arizona, Inc.
Skyline Business Forms, Inc.
Skyline Business Properties LLC
SPF Realty, LLC
Printgraphics, LLC

By:	/s/ Richard L. Travis, Jr.
Richard L. Travis, Jr.
Vice President of each

American Forms I, L.P.
Adams McClure I, L.P.
Texas EBF, L.P.
Ennis Sales, L.P.

Third Amendment and Consent to Second Amended and Restated Credit Agreement – Signature Page

Ennis Management, L.P.

By:	Ennis, Inc., the sole general partner of each

By:	/s/ Richard L. Travis, Jr.
Richard L. Travis, Jr.
Vice President and Chief Financial Officer

Third Amendment and Consent to Second Amended and Restated Credit Agreement – Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Bank of America, N.A.
Title:

Third Amendment and Consent to Second Amended and Restated Credit Agreement – Signature Page

BANK OF AMERICA, N.A., as a Lender, as L/C Issuer and as Swing Line Lender

By:	/s/ Bank of America, N.A.
Title:

Third Amendment and Consent to Second Amended and Restated Credit Agreement – Signature Page

COMERICA BANK, as a Lender

By:	/s/ Comerica Bank
Title:

Third Amendment and Consent to Second Amended and Restated Credit Agreement – Signature Page

REGIONS BANK, as a Lender

By:	/s/ Regions Bank
Title:

Third Amendment and Consent to Second Amended and Restated Credit Agreement – Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Branch Banking and Trust Company
Title:

Third Amendment and Consent to Second Amended and Restated Credit Agreement – Signature Page

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:             ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of August 18, 2009 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Ennis, Inc., a Texas corporation (the “Parent”), the other Co-Borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                         of the Parent, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Parent and each other Co-Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Co-Borrowers have delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Parent ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Company has delivered the financial statements required by Section 6.01(b) of the Agreement for the Fiscal Quarter of the Parent ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Parent and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Parent and its Subsidiaries during the accounting period covered by such financial statements.

3. A review of the activities of the Parent and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Co-Borrowers performed and observed all their Obligations under the Loan Documents, and

Form of Compliance Certificate

[SELECT ONE:]

[to the best knowledge of the undersigned, during such fiscal period the Co-Borrowers performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—OR—

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Co-Borrowers contained in Article V of the Agreement, and any representations and warranties of any Co-Borrower or Subsidiary that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of              ,        .

ENNIS, INC.

By:
Name:
Title:

Form of Compliance Certificate

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

For the Quarter/Year ended                      (“Statement Date”)

I. Section 7.01(b) – Indebtedness.
A. Debt secured by Liens permitted by Sections 7.02(d), 7.02(h) and 7.02(j):	$
B. Maximum aggregate amount at any time outstanding:	$25,000,000
II. Section 7.01(g) – Indebtedness.
A. Amount of secured obligations outstanding under and pursuant to one or more Factoring Facilities	$
B. Maximum aggregate amount at any one time outstanding:	$30,000,000
III. Section 7.01(h) – Indebtedness.
A. Debt assumed in connection with Acquisitions permitted under Section 7.05:	$
B. Maximum amount at any time outstanding:	$15,000,000
IV. Section 7.01(i) – Indebtedness.
A. Debt consisting of seller financing incurred in connection with Acquisitions permitted under Section 7.05	$
B. Maximum amount at any time outstanding:	$15,000,000
V. Section 7.01(l) – Indebtedness.
A. Unsecured Debt, other than Debt otherwise permitted under Section 7.01:	$
B. Maximum amount at any date outstanding:	$25,000,000
VI. Section 7.10(j) – Investments.
A. Aggregate amount of Investments made by a Co-Borrower or a Subsidiary not otherwise permitted pursuant to clauses (a) through (i) of Section 7.10:	$
B. Maximum aggregate amount at any one time outstanding:	$3,500,000
VII. Section 7.13(a) – Fixed Charge Coverage Ratio.
A. EBITDA for the period of four consecutive Fiscal Quarters ending on the Statement Date:
1. Consolidated Net Income:	$
2. Without duplication and to the extent deducted in calculating such Consolidated Net Income:

Form of Compliance Certificate

a. Interest Expense	$
b. income tax expense	$
c. depreciation and amortization	$
d. non-cash charges related to the impairment of goodwill and other intangibles	$

e.      transaction expenses incurred in such period in connection with the transactions contemplated by the Credit Agreement and the other Loan Documents (not to exceed $1,000,000 in aggregate amount for all periods)

$
f. any non-cash items of income	$
3. Total EBITDA (Lines VII.A.1. + 2.a. + 2.b. + 2.c. + 2.d. + 2.e. – 2.f.)	$
4. Income taxes paid in cash by the Parent and its Subsidiaries	$
5. Unfinanced Capital Expenditures (excluding Capital Expenditures related to the Mexican Expansion in an aggregate amount not to exceed $45,000,000)	$
6. Total (Line 3 – [Line 4 + 5])	$
B. Cash Interest Expense	$
C. Required payments of principal of Funded Debt (excluding the Revolving Loans, Hedging Obligations and contingent obligations in respect of letters of credit)	$

D.     Amount equal to the advances, dividends and distributions (other than non-cash distributions of equity securities of the Parent and distributions on equity securities of the Parent to the extent included in the calculation of Consolidated Net Income), and redemptions and repurchases of equity securities of the Parent (to the extent otherwise permitted herein) made by the Parent to holders of its Capital Securities

$
E. Fixed Charge Coverage Ratio (Line 6 ÷ [Line B + C + D])	to 1.00
F. Maximum Fixed Charge Ratio:	1.25 to 1.00

Form of Compliance Certificate

VIII. Section 7.13(b) – Total Leverage Ratio.
A. Total Funded Debt as of the Statement Date:
1. All Debt of the Parent and its Subsidiaries, determined on a consolidated basis, excluding:	$
a. Contingent obligations in respect of Contingent Liabilities (except to the extent constituting Contingent Liabilities in respect of Debt of a Person other than any Co-Borrower or any Subsidiary):	$
b. Hedging Obligations:	$
c. Debt of a Co-Borrower to Subsidiaries and Debt of Subsidiaries to a Co-Borrower or to other Subsidiaries:	$
2. Total Funded Debt (Lines VIII.A.1. – 1.a. – 1.b. – 1.c.):	$
B. EBITDA for the period of four consecutive Fiscal Quarters ending on such date (Line VII.A.3.):
C. Leverage Ratio (Line VIII.A.2 ÷ Line VIII.B.):	to 1.00
D. Maximum Leverage Ratio:	3.00 to 1.00
IX. Section 7.13(c) – Consolidated Tangible Net Worth.
A. Actual Consolidated Tangible Net Worth at the Statement Date:

1.      Total amount of all consolidated assets that, in accordance with GAAP, are properly shown as such on the consolidated balance sheet of the Parent and Subsidiaries as at the end of such Fiscal Quarter, prepared in accordance with GAAP (with Inventory being valued at the lower of cost or market value), after deducting all proper reserves (including reserves for depreciation and amortization):

$
2. Total amount of all consolidated liabilities of the Parent and its Subsidiaries that, in accordance with GAAP, are properly shown as such on such balance sheet:	$
3. Total amount of all assets of the Parent and its Subsidiaries that are considered to be intangible assets (including goodwill) in accordance with GAAP:	$
4. Consolidated Tangible Net Worth (Lines IX.A.1. – IX.A.2 – IX.A.3):	$

Form of Compliance Certificate

B. 25% of Consolidated Net Income for each Fiscal Quarter commencing with the Fiscal Quarter ending November 30, 2013:	$
C. Minimum Required (Line IX.B. + $100,000,000)	$
X. Section 7.13(d) – Consolidated Assets Owned by Foreign Subsidiaries.
A. Amount of consolidated assets that, in accordance with GAAP, are properly shown as such on the consolidated balance sheet of the Parent and its Subsidiaries, as owned by Foreign Subsidiaries:	$
B. Total amount of consolidated assets of the Parent and its Subsidiaries:	$
C. Line X.A. ÷ Line X.B:	%
D. Maximum:	30%

Form of Compliance Certificate